UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2015

NeuLion, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53620	98-0469479
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 622-8300

n/a

(Former Name or Former Address, if Changed Since Last Report)

(a business of Rovi Corporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 2, 2015, NeuLion, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K dated January 30, 2015 (the “Original 8-K”), relating to the Merger (as defined in the Original 8-K).  On April 15, 2015, the Company filed Amendment No. 1 to the Original 8-K (“Amendment No. 1”), which included the audited consolidated financial statements of DivX Corporation as of and for the nine months ended December 31, 2014.  The Company is filing this Amendment No. 2 to the Original 8-K (“Amendment No. 2”) to amend Item 9.01 to include (i) audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) as of and for the year ended December 31, 2013, (ii) audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) for the three months ended March 31, 2014 and (iii) the required pro forma financial information.

No other changes have been made to the Original 8-K or Amendment No. 1.  Except as reflected in Item 9.01 of this Amendment No. 2, this Amendment No. 2 does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way the disclosures made in the Original 8-K or in Amendment No. 1.

Item 9.01.            Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of DivX Corporation as of and for the nine months ended December 31, 2014 were filed as Exhibit 99.2 to Amendment No.1 and are incorporated by reference herein.

The audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) as of and for the year ended December 31, 2013, and the audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) for the three months ended March 31, 2014, are filed herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated by reference herein.

(b)           Pro Forma Financial Information.

The pro forma financial information relating to the Merger is filed herewith as Exhibit 99.5 and is incorporated by reference herein.

(d)           Exhibits.

10.1*	Stockholders’ Agreement dated January 30, 2015 by and among NeuLion, Inc., PCF 1, LLC and each of the persons listed on Exhibit B thereto
10.2*	Convertible Promissory Note dated January 30, 2015
99.1**	Press release dated January 30, 2015
99.2***	Audited consolidated financial statements of DivX Corporation as of and for the nine months ended December 31, 2014
99.3	Audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) as of and for the year ended December 31, 2013
99.4	Audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) for the three months ended March 31, 2014
99.5	Pro forma financial information

*	Included as an exhibit to the Merger Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 5, 2015
**	Included as Exhibit 99.1 to the Original 8-K
***	Included as Exhibit 99.2 to Amendment No. 1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEULION, INC.

Date: June 30, 2015	By:	/s/ Roy E. Reichbach
Name: Roy E. Reichbach
Title: General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit No.	Description

10.1*	Stockholders’ Agreement dated January 30, 2015 by and among NeuLion, Inc., PCF 1, LLC and each of the persons listed on Exhibit B thereto
10.2*	Convertible Promissory Note dated January 30, 2015
99.1**	Press release dated January 30, 2015
99.2***	Audited consolidated financial statements of DivX Corporation as of and for the nine months ended December 31, 2014
99.3	Audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) as of and for the year ended December 31, 2013
99.4	Audited combined abbreviated financial statements of DivX (a business of Rovi Corporation) for the three months ended March 31, 2014
99.5	Pro forma financial information

*	Included as an exhibit to the Merger Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 5, 2015
**	Included as an exhibit to the Original 8-K
***	Included as an exhibit to Amendment No. 1